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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               September 16, 2002
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                        (Date of earliest event reported)


                             Abington Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Massachusetts                          0-16018                  04-3334127
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



97 Libbey Parkway, Weymouth, Massachusetts                      02189
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(Address of principal executive offices)                      (Zip Code)


                                 (781) 682-6400
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              (Registrant's telephone number, including area code)


                    536 Washington Street, Abington, MA 02351
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       After the close of business on September 13, 2002, following the receipt of all required regulatory and stockholder approvals, Abington Bancorp, Inc. ("Abington") completed the acquisition of Massachusetts Fincorp, Inc. ("Fincorp"). The acquisition was accomplished through the merger of Abington Acquisition Corp., a wholly owned subsidiary of Abington, with and into Fincorp pursuant to an Amended and Restated Agreement and Plan of Merger dated as of April 10, 2002 (the "Agreement").

       Upon consummation of the Merger, each outstanding share of Fincorp common stock was converted into the right to receive $30.00 in cash or 1.6175 shares of common stock of Abington, plus cash in lieu of any fractional share interest. Pursuant to the Agreement, Fincorp stockholders may elect to receive cash or stock, subject to election and allocation procedures set forth in the Agreement that are intended to ensure that 40% of the shares of Fincorp common stock are converted into the right to receive cash and 60% of the shares of Fincorp common stock are converted into the right to receive shares of Abington common stock.

       For additional information, reference is made to the press release dated September 10, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            In accordance with instructions to Item 7 of Form 8-K, financial information is not included with this Form 8-K. The required financial information will be filed no later than November 15, 2002.

       (b)  PRO FORMA FINANCIAL INFORMATION.

            In accordance with instructions to Item 7 of Form 8-K, PRO FORMA financial information is not included with this Form 8-K. The required PRO FORMA financial information will be filed no later than November 15, 2002.

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       (b)  Exhibits.

       EXHIBIT NO.      DESCRIPTION
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          2.1           Amended and Restated Agreement and Plan of Merger dated
                        as of April 10, 2002 (incorporated by reference to Annex
                        I to the Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-89572) filed with the Commission on May 31, 2002, as amended.

          99.1          Press Release dated September 10, 2002.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ABINGTON BANCORP, INC.


                                       By: /s/ Robert M. Lallo
                                           ------------------------------------
                                           Name:  Robert M. Lallo
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

Date:  September 16, 2002




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